Lasting relationships. Global success.Lasting relationships. Global success. Financial Results Fourth Quarter Fiscal Year 2017 Quarter Ended June 30, 2017 Supplementary Information to August 3, 2017 Earnings Conference Call Exhibit 99.2

Lasting relationships. Global success.Lasting relationships. Global success. Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant volume reductions from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, and increased competitive pricing pressures reflecting excess industry capacities.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Selling & Administrative Expense (%), Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for spin-off expenses, proceeds from a lawsuit settlement, and a bargain purchase gain. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the spin-off, the lawsuit proceeds, and the bargain purchase gain. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2

Lasting relationships. Global success.Lasting relationships. Global success. Net Sales (Unaudited) $245 $240 $235 $230 $225 $220 $215 $210 $205 $200 $195 $190 $185 $180 $175 In M illi on s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $200 $207 $214 $220 $226 $230 $233 $241 +9% from Q4'16 3

Lasting relationships. Global success.Lasting relationships. Global success. Net Sales Mix by Vertical Market (Unaudited) Automotive Medical Industrial Public Safety Other 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% % of Sa le s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 36% 40% 40% 39% 41% 42% 40% 40% 29% 29% 31% 30% 28% 28% 26% 28% 25% 20% 21% 22% 23% 21% 23% 22% 8% 8% 7% 7% 6% 7% 9% 8% 2% 3% 1% 2% 2% 2% 2% 2% 4

Lasting relationships. Global success.Lasting relationships. Global success. Gross Margin % (Unaudited) 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% % of Sa le s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 7.6% 7.8% 7.6% 7.7% 8.1% 8.9% 8.0% 7.5% 5

Lasting relationships. Global success.Lasting relationships. Global success. Selling & Administrative Expense (%) (Excludes spin-off costs*) (Unaudited) 4.6% 4.4% 4.2% 4.0% 3.8% 3.6% 3.4% % of Sa le s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 4.1% 4.5% 4.3% 3.7% 4.2% 3.6% 3.9% 4.0% *Spin-off costs excluded in Q1’16 were $0.1M (0.0%) 6

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted Operating Income (Excludes spin-off costs and lawsuit settlement proceeds) (Unaudited) Adj Op Income % of Net Sales $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 In M illi on s 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% % of Sa le s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $7.1 $6.9 $7.1 $8.8 $8.8 $12.2 $9.5 $8.5 3.5% 3.3% 3.3% 4.0% 3.9% 5.3% 4.1% 3.5% Note: Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 7

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted Net Income (Excludes spin-off costs, lawsuit settlement proceeds, and bargain purchase gain) (Unaudited) $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 In M illi on s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $4.6 $4.6 $7.5 $5.8 $6.7 $7.8 $8.1 $8.1 Notes: Q3'16 includes a $1.8 million discrete foreign tax benefit related to the capitalization of our Romania subsidiary; Adjusted Net Income is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 8

Lasting relationships. Global success.Lasting relationships. Global success. Adjusted EBITDA (Excludes spin-off costs, lawsuit settlement proceeds, and bargain purchase gain) (Unaudited) Adjusted EBITDA Adjusted EBITDA % of Sales $18.0 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 In M illi on s 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% % of Sa le s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $11.2 $11.2 $11.9 $13.6 $15.9 $17.0 $16.0 $16.1 5.6% 5.4% 5.5% 6.2% 7.0% 7.4% 6.9% 6.7% Note: Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information 9

Lasting relationships. Global success.Lasting relationships. Global success. Return on Invested Capital (Excludes spin-off costs and lawsuit settlement proceeds) 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% R O IC % Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 7.9% 7.7% 8.7% 9.0% 9.6% 10.7% 10.7% 10.4% Notes: We define ROIC as after tax annualized adjusted operating income divided by average invested capital; ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information (Unaudited) 10

Lasting relationships. Global success.Lasting relationships. Global success. Operating Cash Flow (Unaudited) $20.0 $15.0 $10.0 $5.0 $0.0 -$5.0 In M illi on s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 ($0.5) $16.8 $11.7 $8.8 $14.0 $12.1 $8.7 $12.0 11

Lasting relationships. Global success.Lasting relationships. Global success. Capital Expenditures and Depreciation & Amortization (Unaudited) Cap Ex Depr & Amort $15.0 $13.0 $11.0 $9.0 $7.0 $5.0 $3.0 In M illi on s Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 $11.3 $8.2 $8.6 $6.5 $10.3 $9.4 $6.3 $8.3 $4.9 $4.9 $4.6 $5.5 $5.7 $5.7 $6.1 $6.4 Note: Capital Expenditures include purchases of capitalized software. 12

Kimball Electronics

Reconciliation of Non-GAAP Results

(Unaudited)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17
Operating Income, as Reported	$ 6,921	$ 6,933	$ 7,078	$ 8,790	$ 12,822	$ 12,241	$ 9,539	$ 8,455
Add: Spin-off Expenses	137	0	—	—	—	—	—	—
Less: Lawsuit Proceeds	—	—	—	—	4,005	—	—	—
Adjusted Operating Income	**$ 7,058**	**$ 6,933**	**$ 7,078**	**$ 8,790**	**$ 8,817**	**$ 12,241**	**$ 9,539**	**$ 8,455**
Net Income, as reported	$ 4,475	$ 4,564	$ 7,477	$ 5,771	$ 10,122	$ 7,812	$ 8,117	$ 8,128
Add: Spin-off Expenses	85	—	—	—	—	—	—	—
Less: Lawsuit Proceeds	—	—	—	—	2,499	—	—	—
Less: Bargain Purchase Gain	—	—	—	—	925	—	—	—
Adjusted Net Income	**$ 4,560**	**$ 4,564**	**$ 7,477**	**$ 5,771**	**$ 6,698**	**$ 7,812**	**$ 8,117**	**$ 8,128**
Adjusted Net Income	$ 4,560	$ 4,564	$ 7,477	$ 5,771	$ 6,698	$ 7,812	$ 8,117	$ 8,128
Add(Less) Interest, net	(11)	(8)	1	19	16	46	41	104
Add Depreciation & Amortization	4,885	4,894	4,557	5,533	5,713	5,716	6,072	6,403
Add(Less) Taxes	1,780	1,781	(166)	2,294	3,463	3,415	1,754	1,444
Adjusted EBITDA	**$ 11,214**	**$ 11,231**	**$ 11,869**	**$ 13,617**	**$ 15,890**	**$ 16,989**	**$ 15,984**	**$ 16,079**
Operating Income, As Reported (YTD)	$ 6,921	$ 13,854	$ 20,932	$ 29,722	$ 12,822	$ 25,063	$ 34,602	$ 43,057
Add: Spin-off Expenses (YTD)	$ 137	$ 137	$ 137	$ 137	$ —	$ —	$ —	$ —
Less: Lawsuit Proceeds (YTD)	$ —	$ —	$ —	$ —	$ 4,005	$ 4,005	$ 4,005	$ 4,005
Adjusted Operating Income (YTD)	$ 7,058	$ 13,991	$ 21,069	$ 29,859	$ 8,817	$ 21,058	$ 30,597	$ 39,052
Annualized Adjusted Operating Income	$ 28,232	$ 27,982	$ 28,092		$ 35,268	$ 42,116	$ 40,796	
Tax Rate	28.8%	29.2%	19.5%	20.4%	22.7%	27.0%	24.3%	21.8%
Tax Effect	$ 8,131	$ 8,171	$ 5,478	$ 6,091	$ 8,006	$ 11,371	$ 9,913	$ 8,513
After Tax Adjusted Operating Income (YTD)	$ 20,101	$ 19,811	$ 22,614	$ 23,768	$ 27,262	$ 30,745	$ 30,883	$ 30,539
Average Invested Capital *	$ 255,406	$ 256,785	$ 259,557	$ 263,371	$ 283,490	$ 286,347	$ 289,966	$ 293,516
ROIC	**7.9%**	**7.7%**	**8.7%**	**9.0%**	**9.6%**	**10.7%**	**10.7%**	**10.4%**

* Average Invested Capital is computed using the average quarterly Share Owners equity plus current and non-current debt less cash and cash equivalents.

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Lasting relationships. Global success.